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EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA
                             SAN FRANCISCO DIVISION

In re                                          Case No. 01-32495-TC (Jointly
                                                  Administered)

AT HOME CORPORATION, ET AL.,                   Chapter 11

       Debtors.                                NOTICE OF LAST DATE TO REQUEST
                                               ALLOWANCE OF ADMINISTRATIVE
                                               CLAIMS INCURRED THROUGH MARCH 31,
                                               2002
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Bankruptcy cases under Chapter 11 of the Bankruptcy Code were filed by the debtors At Home Corporation and its affiliates, MatchLogic, Inc.; Classifieds 2000, Inc.; Excite@Home Work.com Holding Corporation; Join Systems, Inc.; Narrative Communications Corporation; iMall, Inc.; Netbot, Inc.; The McKinley Group, Inc.; Kendara, Inc.; Webshots Corporation; Worldprints.com International, Inc.; iMall Consulting, Inc.; iMall Services, Inc.; R&R Advertising Inc.; Cabot Richards & Reed; Internet Yellow Pages; Internet Merchandising, Inc.; Pure Payments, Inc.; Physicomp Corporation; Chautauga Publishing Group LLC; Full Force Systems, Inc.; Pogo Acquisition Corporation; At Home Holdings Corporation; MAC Corporation; At Home L.P.; AtHome.net; At Home Network, Inc.; DataInsight, Inc.; Excite@Home Canada, Inc.; and Excite SARL (as cases 01-32495 through 01-32525, jointly administered under case 01-32495) on September 28, 2001.
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                             BAR DATE: JULY 8, 2002
                             ----------------------

                  PLEASE TAKE NOTICE that on May 3, 2002, the United States Bankruptcy Court presiding over the above-captioned Chapter 11 cases established JULY 8, 2002 (THE "FIRST ADMINISTRATIVE BAR DATE") as the last date for filing requests for allowance of Administrative Claims (as defined herein) other than Fee Claims (as defined herein) incurred through March 31, 2002 against At Home Corporation and its affiliated debtor entities (collectively, the "Debtors"). The First Administrative Expense Bar Date applies to all Claims arising during the period from September 28, 2001 through March 31, 2002 ("Administrative Claims") against the Debtors, the Debtors' estates or the Debtors' property, allowable under ss. 503(b) or ss. 507(a)(1) of the Bankruptcy Code, other than claims ("Fee Claims") under ss.ss. 330(a), 331 or 503 of the Bankruptcy Code for compensation for professional services rendered and reimbursement of expenses incurred in these cases.

                  PLEASE TAKE FURTHER NOTICE that under the Bankruptcy Code and as used in this Notice, the term "Claim" has been given the broadest possible definition and includes any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, priority, or unsecured, against any or all of the Debtors.

                  All requests for allowance of Administrative Claims ("Administrative Claim Requests") must be filed and served so that they are actually received by the Clerk of the Court and counsel for the Debtors on or before 5:00 p.m., Pacific Time, on July 8, 2002. Administrative Claim Requests may be filed in person or by mail addressed to: Clerk, United States Bankruptcy Court, 235 Pine Street, 23rd Floor, San Francisco, California 94104, with copies concurrently served upon counsel for the Debtors at the following address:
Suzzanne Uhland, Esq., O'Melveny & Myers LLP, 400 S. Hope Street, Los Angeles, California 90071.

                  ANY AND ALL ADMINISTRATIVE CLAIM REQUESTS ARISING THROUGH MARCH 31, 2002 MUST BE FILED WITH THE COURT AND SERVED ON COUNSEL FOR THE DEBTORS NOT LATER THAN JULY 8, 2002. ALL ADMINISTRATIVE CLAIM REQUESTS MUST COMPLY WITH THE BANKRUPTCY CODE, THE BANKRUPTCY RULES AND ALL ORDERS ON FILE IN THE ABOVE-CAPTIONED CASES. ONCE FILED, ADMINISTRATIVE CLAIM REQUESTS WILL BE GOVERNED BY THE BANKRUPTCY COURT'S ORDER, ENTERED ON MARCH 14, 2002, ESTABLISHING PROCEDURE FOR ADMINISTRATIVE EXPENSE CLAIMS.

                  ANY CREDITOR THAT IS REQUIRED TO, BUT DOES NOT, FILE A REQUEST WITH THIS COURT IN COMPLIANCE WITH THE PROCEDURES ESTABLISHED AND ON OR BEFORE THE FIRST ADMINISTRATIVE BAR DATE MAY BE FOREVER BARRED FROM ASSERTING A CLAIM ARISING FROM SEPTEMBER 28, 2001, THROUGH MARCH 31, 2002 AGAINST THE DEBTORS, THE DEBTORS' PROPERTY OR THE DEBTORS' ESTATES.